Exhibit 99.1

December 16, 2020 Accelerating the genetic revolution using a new class of synthetic medicines An emerging pipeline: resolution of causality in myotonic dystrophy, type 1 (DM1) via a PATrOL™ - enabled therapy

Certain statements contained in this presentation regarding matters that are not historical facts are forward - looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA . T hese include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautione d n ot to place undue reliance on them. No forward - looking statement can be guaranteed, and actual results may differ materially from those projected. NeuBase Therapeutics , Inc. (“NeuBase”) undertakes no obligation to publicly update any forward - looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. NeuBase uses words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “sh oul d,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward - looking statements that are intended to b e covered by the safe - harbor provisions of the PSLRA. These forward - looking statements include, among others, those related to potential significance and implications o f the Company’s positive i n vitro and in vivo preclinical data for its PATrOL TM - enabled anti - gene therapies for the treatment of myotonic dystrophy, type 1. Such forward - looking statements are based on NeuBase’s expectations and involve risks and uncertainties; consequently, actual results may differ materially from those exp res sed or implied in the statements due to a number of factors, including NeuBase’s plans to develop and commercialize its product candidates, including NT0100 and N T02 00; the timing of initiation of NeuBase’s planned clinical trials; the risks that prior data will not be replicated in future studies; the timing of the avai lab ility of data from NeuBase’s clinical trials; the timing of any planned investigational new drug application or new drug application; NeuBase’s plans to research, develop and com mercialize its current and future product candidates; the clinical utility, potential benefits and market acceptance of NeuBase’s product candidates; NeuBase’s co mmercialization, marketing and manufacturing capabilities and strategy; NeuBase’s ability to protect its intellectual property position; and the risk factor s c ontained within our filings with the U.S. Securities and Exchange Commission. NeuBase’s estimates regarding future revenue, expenses, capital requirements and need for ad ditional financing and the impact of COVID - 19 on us and our partners. New factors emerge from time to time and it is not possible for NeuBase to predict al l such factors, nor can NeuBase assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause ac tual results to differ materially from those contained in any forward - looking statements. Forward - looking statements included in this presentation are based on informa tion available to NeuBase as of the date of this presentation. NeuBase disclaims any obligation to update such forward - looking statements to reflect events or circu mstances after the date of this presentation, except as required by applicable law. This presentation does not constitute an offer to sell, or the solicitati on of an offer to buy, any securities. Cautionary statement regarding forward - looking statements 2 December 16 2020

Agenda The opportunity Myotonic dystrophy, type 1 (DM1) In vitro activity In vivo activity (IV) DMPK protein levels PATrOL™ technology platform Pipeline The team Summary 3 December 16, 2020

PATrOL: a validated disruptive technology • In vivo data demonstrating target engagement and therapeutic activity after single IV administration • Broad biodistribution demonstrated in NHPs • Potential to increase, decrease, or change protein function in a single unified platform Large markets with high unmet medical need • Myotonic dystrophy, type 1 (DM1) • Huntington’s disease (HD) Proven team of drug developers Myotonic dystrophy, type 1 • A severe intractable genetic disease • Affects >5/100,000 with large unmet need Our data describing a solution to this disease • Rapid induction of rescue across a multitude of mis - spliced transcripts in vitro and in vivo • Novel delivery technology allows single - dose IV administration without conjugation to biologics • Designed to not reduce DMPK protein • Well tolerated at therapeutically active dose Take - aways 4 December 16, 2020

5 The opportunity December 16, 2020

Knowledge - based design We are in the midst of a transformation in the pharmaceutical industry 6 The opportunity December 16, 2020

Targeting misbehaving genes Most diseases have genetic drivers that result in cellular dysfunction 7 The opportunity December 16, 2020

Many disease - causing genes are known We use nature's own digital information encoding schema to custom design medicines for rare and common diseases 8 The opportunity December 16, 2020

We can engage both DNA and RNA With a single platform we can modulate genetic targets to resolve gain - , loss - and change - of - function mutations 9 The opportunity December 16, 2020

Landscape transformation 10 The opportunity A unique platform with broad applicability yet without many of the limitations of other genetic medicine approaches December 16, 2020

Landscape transformation 11 The opportunity December 16, 2020 A unique platform with broad applicability yet without many of the limitations of other genetic medicine approaches

Landscape transformation The opportunity 12 December 16, 2020 A unique platform with broad applicability yet without many of the limitations of other genetic medicine approaches

Landscape transformation The opportunity 13 December 16, 2020 A unique platform with broad applicability yet without many of the limitations of other genetic medicine approaches

14 Myotonic dystrophy, type 1 (DM1) December 16, 2020

The disease Mild DM1 is characterized by cataract and mild myotonia (sustained muscle contraction); life span is normal. Classic DM1 is characterized by cataract and myotonia, as well as muscle weakness and wasting, and often cardiac conduction abnormalities; adults may become physically disabled and may have a shortened life span. Congenital DM1 is characterized by hypotonia and severe generalized weakness at birth, often with respiratory insufficiency and early death; intellectual disability is common. The prevalence of DM1 is >5/100,000 in the general population. Current treatment options only address symptoms, not the disease itself. 15 Myotonic dystrophy, type 1 (DM1) December 16, 2020

The genetic cause A genetic mutation results in generalized mis - splicing of many transcripts and haploinsufficiency of the DMPK protein which both contribute to the disease 16 Myotonic dystrophy, type 1 (DM1) December 16, 2020

Genetic therapies fall into two categories 17 Myotonic dystrophy, type 1 (DM1) Designed to degrade DMPK Degrade DMPK mRNA to release sequestered splice proteins 1 Designed to maintain DMPK Engage and open hairpin resulting in steric displacement of sequestered splice proteins 2 December 16, 2020

Designed to maintain DMPK Our anti - gene opens the double - stranded RNA target to correct the splicing defect and is designed to maintain DMPK protein which is likely important in the muscle and brain of adults DM1 is a multi - system disease and we believe we provide a multi - system solution 18 Myotonic dystrophy, type 1 (DM1) December 16, 2020

19 In vitro activity December 16, 2020

Target engagement in patient cells The DM1 anti - gene (Compound A) traffics into the nucleus and engages and normalizes DMPK mRNA 20 In vitro activity DM1 untreated DM1 treated (Compound A) Healthy untreated DMPK total mRNA levels 0.00 0.28 0.55 0.83 1.10 1.38 **p=0.001060 Day 5 Fold - induction December 16, 2020

Correction of mis - splicing in patient cells Compound A rescues appropriate splicing across two established mis - spliced transcripts ( MBNL1 and MBNL2 ) with induction by day 2 which continues to mature over time In vitro activity 21 December 16, 2020 DM1 untreated DM1 treated (Compound A) Healthy untreated

Correction of mis - splicing in patient cells Composite score of global splice rescue after administration of Compound A illustrates statistically significant broad correction across many transcripts (hDSI) at day 5 22 In vitro activity 0.0 0.2 0.4 0.6 0.8 1.0 ***p=1.39x10 - 44 hDSI Human differential splice inclusion (hDSI) is calculated by first selecting a set of cassette exons with a) delta - percent splice inclusion (PSI) between healthy and untreated mice, as calculated by rMATS, of >= 20%, b) p - value of <= 0.05 for differential splicing as calculated by rMATS, and c) read depth >= 5x in all healthy, untreated and treated samples after polyA selected 2x150 RNASeq to >50m read depth. For each cassette exon a scale is calibrated from 0 - 1 where 0 is the mean PSI of healthy untreated samples and 1 is the mean PSI of DM1 untreated samples. For each sample the PSI for each cassette exon is normalized into the scale, and then values for all exons are averaged to yield hDSI. Day 5 hDSI December 16, 2020 DM1 untreated DM1 treated (Compound A) Healthy untreated

Correction of mis - splicing in patient cells Statistically significant rescue of splicing is observed after Compound A treatment across >175 significantly mis - spliced human transcripts by day 5 23 In vitro activity 0 1 2 3 4 0 50 100 150 200 Statistically significant (p<0.05) normalized percent splice inclusion (PSI) between DM1 treated with Compound A vs. DM1 untreated human cells is illustrated for >175 unique human transcripts (x - axis). Transcripts were pre - selected for >=20% PSI, >=5x fold - coverage after RNASeq and p<0.05 between healthy untreated and DM1 untreated PSI. Treatment normalized percent splice inclusion (PSI) differences Normalized PSI Transcripts December 16, 2020 DM1 untreated DM1 treated (Compound A) Healthy untreated

0.0 0.3 0.6 0.8 1.1 0.0 0.3 0.5 0.8 1.0 1.3 0.0 0.3 0.6 0.8 1.1 0.0 0.4 0.9 1.3 1.7 2.1 Correction of mis - splicing in patient cells Restoration of normal splicing is observed across many transcripts by day 5 after treatment with Compound A 24 In vitro activity 0.0 1.3 2.5 3.8 5.0 MRPL55 ***p=0.000017 ***p=0.000071 0.0 0.7 1.3 2.0 2.6 TRERF1 ***p=3.94x10 - 7 ***p=7.65x10 - 7 0 0.6 1.2 1.8 2.4 3 MIR100HG ***p=0.000034 ***p=0.000051 0.0 0.5 0.9 1.4 1.8 2.3 SENP5 **p=0.00279 **p=0.0029488 SKA2 *p=0.014862 ***p=0.00 0655 ZNF83 *p=0.027189 CA5BP1 *p=0.014668 **p=0.001 764 ATP11C **p=0.004326 *p=0.043 712 COA1 *p=0.01052 **p=0.001 344 0.0 0.3 0.5 0.8 1.0 1.3 *p=0.034908 Absolute PSI Absolute PSI Absolute PSI Absolute PSI Absolute PSI Absolute PSI Absolute PSI Absolute PSI Absolute PSI December 16, 2020 DM1 untreated DM1 treated (Compound A) Healthy untreated

25 In vivo activity (single - dose IV) December 16, 2020

The HSA LR model 1 1 Mankodi A, Logigian E, Callahan L, McClain C, White R, Henderson D, Krym M, Thornton CA. Myotonic dystrophy in transgenic mice expressing an expanded CUG repeat. Science. 2000 Sep 8;289(5485):1769 - 73. 26 In vivo activity (IV) Splice aberrations in skeletal muscle leading to DM1 phenotype Rapid induction of global splice rescue IV DM1 anti - gene (Compound A) administration December 16, 2020

Target engagement in vivo 27 29 mg/kg single - dose injection of Compound A into the tail vein traffics to nuclei and engages target HSA (skeletal muscle actin) mRNA within 24 hours in tibialis anterior skeletal muscle 0 0.2 0.4 0.6 0.8 1 *p=0.021116 HSA mRNA levels December 16, 2020 DM1 untreated DM1 treated (Compound A) Healthy untreated In vivo activity (IV) 24 hours Fold induction

Correction of mis - splicing in muscle 28 0.0 0.2 0.4 0.6 0.8 1.0 ***p=9.278x10 - 26 Composite score of global splice rescue after administration of Compound A as measured by RNA sequencing illustrates significant broad correction across many transcripts (mDSI) in tibialis anterior skeletal muscle at day 13 mDSI Day 13 Mouse differential splice inclusion (mDSI) is calculated by first selecting a set of cassette exons with a) delta - PSI between healthy untreated FVB strain TA muscle and untreated HSA LR mouse TA muscle, as calculated by rMATS, of >= 20%, b) p - value of <= 0.05 for differential splicing as calculated by rMATS, and c) read depth >= 5x in all healthy untreated, DM1 untreated and DM1 treated samples after polyA selected 2x150 RNASeq to >50m read depth. For each cassette exon a scale is calibrated from 0 - 1 where 0 is the mean PSI of healthy untreated samples and 1 is the mean PSI of DM1 untreated samples. For each sample the PSI for each cassette exon is normalized into the scale, and then values for all exons are averaged to yield mDSI. mDSI December 16, 2020 DM1 untreated DM1 treated (Compound A) Healthy untreated In vivo activity (IV)

Correction of mis - splicing in muscle 29 0 1 2 3 4 0 15 30 45 60 Treatment normalized percent splice inclusion (PSI) differences Compound A treatment induces significant splice rescue across >50 tibialis anterior skeletal muscle transcripts by day 13 Statistically significant (p<0.05) normalized percent splice inclusion (PSI) between HSA LR treated with Compound A vs. HSA LR untreated tibialis anterior (TA) skeletal muscle is illustrated for >50 unique murine transcripts (x - axis). Transcripts were pre - selected for >=20% PSI, >=5x fold - coverage after RNASeq and p<0.05 between healthy untreated FVB TA muscle and HSA LR untreated TA muscle PSI. Normalized PSI Transcripts December 16, 2020 DM1 untreated DM1 treated (Compound A) Healthy untreated In vivo activity (IV)

Rapid and broad resolution of global mis - splicing Restoration of normal splicing is observed across many transcripts in tibialis anterior muscle by day 13 after intravenous administration Compound A is well tolerated at the dose demonstrating activity in vivo 30 0.0 0.3 0.5 0.8 1.0 1.3 0.0 0.3 0.6 0.9 1.2 1.5 0.0 0.3 0.6 0.9 1.2 0.0 0.3 0.5 0.8 1.0 1.3 0.0 0.5 1.0 1.4 1.9 2.4 Gm29394 ***p=05.28x10 - 9 ***p=1.56x10 - 8 0.0 0.5 0.9 1.4 1.8 2.3 Agfg1 ***p=0.000386 ***p=0.00742 0.0 0.4 0.8 1.1 1.5 1.9 Myo18a ***p=2.67x10 - 6 ***p=0.000046 0.0 0.4 0.8 1.1 1.5 1.9 Adck1 *p=0.044276 **p=0.0 06401 Hmga1 *p=0.012912 *p=0.013 787 Nr2c2ap **p=0.002905 *p=0.021267 Firre **p=0.001177 **p=0.001 353 Her4 ***p=9.58x10 - 6 ***p=0.00 0014 Bcas3 **p=0.005931 **p=0.003 764 0.0 0.3 0.6 0.8 1.1 Absolute PSI Absolute PSI Absolute PSI Absolute PSI Absolute PSI Absolute PSI Absolute PSI Absolute PSI Absolute PSI December 16, 2020 DM1 untreated DM1 treated (Compound A) Healthy untreated In vivo activity (IV)

31 DMPK protein levels December 16, 2020

Retention of DMPK protein DMPK protein levels remain unchanged 5 days after initial dosing with Compound A in patient cells 32 DMPK protein levels 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 DMPK protein levels DM1 untreated DM1 treated (Compound A) December 16, 2020 Normalized DMPK protein levels

33 PATrOL™ technology platform December 16, 2020

Unique ability to target any misbehaving nucleic acid A modular system comprised of delivery technologies, scaffolds and nucleobases 34 PATrOL™ technology platform December 16, 2020

Delivery technologies Delivery modules allow broad or focused cell - type localization and enhancer modules increase potency 35 PATrOL™ technology platform December 16, 2020

Delivery technologies Delivery modules allow broad or focused cell - type localization and enhancer modules increase potency 36 PATrOL™ technology platform December 16, 2020

Delivery technologies Delivery modules allow broad or focused cell - type localization and enhancer modules increase potency 37 PATrOL™ technology platform December 16, 2020

Synthetic poly - amide scaffolds Ultra - precise target neutralization due to semi - rigidity, high binding affinity and neutral charge without the limitations of ribose backbones 38 PATrOL™ technology platform December 16, 2020

Synthetic poly - amide scaffolds Ultra - precise target neutralization due to semi - rigidity, high binding affinity and neutral charge without the limitations of ribose backbones 39 PATrOL™ technology platform December 16, 2020

Synthetic poly - amide scaffolds Ultra - precise target neutralization due to semi - rigidity, high binding affinity and neutral charge without the limitations of ribose backbones 40 PATrOL™ technology platform December 16, 2020

Nucleobases Targeting with natural nucleobases and a portfolio of reimagined nucleobases to further improve specificity of target engagement 41 PATrOL™ technology platform December 16, 2020

Nucleobases Targeting with natural nucleobases and a portfolio of reimagined nucleobases to further improve specificity of target engagement 42 PATrOL™ technology platform December 16, 2020

Nucleobases Targeting with natural nucleobases and a portfolio of reimagined nucleobases to further improve specificity of target engagement 43 PATrOL™ technology platform December 16, 2020

Our capabilities are unique A platform enabling precision engagement with any genetic targets to increase, decrease or change resultant protein function and resolve disease 44 PATrOL™ technology platform December 16, 2020

45 Pipeline December 16, 2020

Emerging pipeline A rigorous foundation will allow us to accelerate into many programs over time 46 Pipeline Central nervous system, neuromuscular and other programs Preclinical / IND - Enabling IND Clinical I / II Huntington’s Disease (HD) CAG Repeat Causing Polyglutamine Aggregates NT0100 Program Myotonic Dystrophy (DM1) CUG Repeats in DMPK Causing Splice Dysfunction and Haploinsufficiency NT0200 Program + + Undisclosed Targets December 16, 2020

47 The team December 16, 2020

DIETRICH A. STEPHAN, PHD CEO Experts in the technology and drug development 48 The team CURT BRADSHAW, PHD CSO ROBERT FRIEDLANDER, MD CMO SAM BACKENROTH CFO SHANNON MCCARTHY CPO GEORGE CHURCH, PHD SAB PETER NIELSEN, PHD SAB WILLIAM MANN, PHD, MBA COO STEVEN DOWDY, PHD SAB ROBERT ZAMBONI, PHD ADVISOR ERIKS ROZNERS, PHD SAB SAMUEL BRODER, MD SAB RANDY DAVIS, MBA SAB DANI STOLTZFUS, PHD HEAD, CHEMISTRY DIVISION ADAM GOOD, MS HEAD, DEVELOPMENT DIVISION December 16, 2020

DIETRICH A. STEPHAN, PHD BOARD CHAIRMAN Our directors 49 The team DOV GOLDSTEIN, MB, MBA AUDIT & COMPENSATION COMMITTEES DIEGO MIRALLES, MD COMPENSATION & GOVERANCE/NOMINATING COMMITTEES FRANKLYN PRENDERGAST, MD, PHD AUDIT & COMPENSATION COMMITTEES ERIC RICHMAN, MBA AUDIT & GOVERNANCE/NOMINATING COMMITTEES December 16, 2020

50 Summary December 16, 2020

PATrOL: a validated disruptive technology • In vivo data demonstrating target engagement and therapeutic activity after single IV administration • Broad biodistribution demonstrated in NHPs • Potential to increase, decrease, or change protein function in a single unified platform Large markets with high unmet medical need • Myotonic dystrophy, type 1 (DM1) • Huntington’s disease (HD) Proven team of drug developers Myotonic dystrophy, type 1 • A severe intractable genetic disease • Affects >5/100,000 with large unmet need Our data describing a solution to this disease • Rapid induction of rescue across a multitude of mis - spliced transcripts in vitro and in vivo • Novel delivery technology allows single - dose IV administration without conjugation to biologics • Designed to not reduce DMPK protein • Well tolerated at therapeutically active dose Take - aways 51 Summary December 16, 2020